Standish Ayer & Wood Intermediate Fixed Income

One Year Results
Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 10.77%           10.77%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000246         1.000241






Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,093.94         1,091.75
Non-Standard Annual Return                                       9.39%            9.18%
**Standard Before Surrender Chg
                                                              1,091.74         1,089.56
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,038.29         1,036.09
Standard Annualized Performance                                  3.83%            3.61%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 5.35%            5.35%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000109         1.000103
Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,130.86         1,123.86
Non-Standard Annual Return                                       4.04%            3.83%
**Standard Before Surrender Chg
                                                              1,122.07         1,115.07
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,086.56         1,079.53
Standard Annualized Performance                                  2.71%            2.50%


Contract Charge Ratio (One Year)                                 6.28%
                                                                                   2.20%
Contract Charge Ratio (Inception)                                6.28%
                                                                                   2.20%
Sheet Index                                                          3


Standish Ayer & Wood Mid Cap Equity

One Year Results





Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 26.92%           26.92%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000619         1.000614

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,253.43         1,250.93
Non-Standard Annual Return                                      25.34%           25.09%
**Standard Before Surrender Chg
                                                              1,250.92         1,248.41
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,198.42         1,195.90
Standard Annualized Performance                                 19.84%           19.59%


Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 12.82%           12.82%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000296         1.000291

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,398.82         1,390.16
Non-Standard Annual Return                                      11.42%           11.20%
**Standard Before Surrender Chg
                                                              1,388.75         1,380.09
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,354.30         1,345.61
Standard Annualized Performance                                 10.26%           10.04%






Contract Charge Ratio (One Year)                                 7.19%
                                                                                   2.52%
Contract Charge Ratio (Inception)                                7.19%
                                                                                   2.52%
Sheet Index                                                          8


Standish Ayer & Wood Money Market

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 5.83%            5.83%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000121         1.000116

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,045.15         1,043.07
Non-Standard Annual Return                                       4.52%            4.31%
**Standard Before Surrender Chg
                                                              1,043.05         1,040.97
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                                989.31           987.21
Standard Annualized Performance                                 -1.07%           -1.28%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 5.17%            5.17%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000104         1.000098






Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,124.87         1,117.91
Non-Standard Annual Return                                       3.86%            3.66%
**Standard Before Surrender Chg
                                                              1,116.48         1,109.51
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,080.94         1,073.95
Standard Annualized Performance                                  2.54%            2.33%


Contract Charge Ratio (One Year)                                 6.00%
                                                                                   2.10%
Contract Charge Ratio (Inception)                                6.00%
                                                                                   2.10%
Sheet Index                                                          1


Standish Global Fixed Income

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 9.46%            9.46%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000213         1.000208

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,081.00         1,078.84
Non-Standard Annual Return                                       8.10%            7.88%
**Standard Before Surrender Chg
                                                              1,078.83         1,076.67
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,025.30         1,023.13
Standard Annualized Performance                                  2.53%            2.31%








Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 5.72%            5.72%
Calendar Days Since Inception                              1,133             1133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000118         1.000113
Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,143.23         1,136.16
Non-Standard Annual Return                                       4.41%            4.20%
**Standard Before Surrender Chg
                                                              1,134.55         1,127.47
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,099.09         1,091.98
Standard Annualized Performance                                  3.09%            2.88%


Contract Charge Ratio (One Year)                                 6.20%
                                                                                   2.17%
Contract Charge Ratio (Inception)                                6.20%
                                                                                   2.17%
Sheet Index                                                          2


Stein, Roe & Farnham Small Cap Equity

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 -2.69%           -2.69%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   0.999891         0.999886

Results
Arbitrary Premium





                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                                961.01           959.09
Non-Standard Annual Return                                      -3.90%           -4.09%
**Standard Before Surrender Chg
                                                                959.08           957.16
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                                904.84           902.90
Standard Annualized Performance                                 -9.52%           -9.71%


Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 8.33%            8.33%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000185         1.000180

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,233.14         1,225.51
Non-Standard Annual Return                                       6.98%            6.77%
**Standard Before Surrender Chg
                                                              1,225.42         1,217.79
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,190.32         1,182.66
Standard Annualized Performance                                  5.77%            5.55%


Contract Charge Ratio (One Year)                                 5.52%
                                                                                   1.93%
Contract Charge Ratio (Inception)                                5.52%
                                                                                   1.93%
Sheet Index                                                          9


Stein Roe & Farnham Large Cap Growth

One Year Results

Additional Death Benefit                                     No              Yes





Annual Growth Rate (after Fund Management)                -12.03%          -12.03%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   0.999615         0.999609

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                                868.77           867.04
Non-Standard Annual Return                                     -13.12%          -13.30%
**Standard Before Surrender Chg
                                                                867.03           865.29
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                                812.23           810.48
Standard Annualized Performance                                -18.78%          -18.95%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 15.88%           15.88%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000370         1.000364

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,519.98         1,510.57
Non-Standard Annual Return                                      14.44%           14.21%
**Standard Before Surrender Chg
                                                              1,513.00         1,503.59
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,479.05         1,469.61
Standard Annualized Performance                                 13.44%           13.20%







Contract Charge Ratio (One Year)                                 4.99%
                                                                                   1.75%
Contract Charge Ratio (Inception)                                4.99%
                                                                                   1.75%
Sheet Index                                                          6


Babson Large Cap Value

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 8.79%            8.79%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000197         1.000191

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,074.39         1,072.24
Non-Standard Annual Return                                       7.44%            7.22%
**Standard Before Surrender Chg
                                                              1,072.23         1,070.08
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,018.66         1,016.50
Standard Annualized Performance                                  1.87%            1.65%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 3.65%            3.65%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000064         1.000058





Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,075.17         1,068.52
Non-Standard Annual Return                                       2.36%            2.16%
**Standard Before Surrender Chg
                                                              1,066.54         1,059.88
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,030.80         1,024.12
Standard Annualized Performance                                  0.98%            0.77%


Contract Charge Ratio (One Year)                                 6.17%
                                                                                   2.16%
Contract Charge Ratio (Inception)                                6.17%
                                                                                   2.16%
Sheet Index                                                          7


Lord, Abbett Growth & Income

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 15.79%           15.79%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000367         1.000362

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,143.52         1,141.23
Non-Standard Annual Return                                      14.35%           14.12%
**Standard Before Surrender Chg
                                                              1,141.22         1,138.93
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,088.07         1,085.77
Standard Annualized Performance                                  8.81%            8.58%


Since Inception                                       11/24/1997       12/31/2000





Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 15.64%           15.64%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000364         1.000358

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,510.23         1,500.88
Non-Standard Annual Return                                      14.20%           13.98%
**Standard Before Surrender Chg
                                                              1,501.04         1,491.69
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,467.05         1,457.66
Standard Annualized Performance                                 13.14%           12.91%


Contract Charge Ratio (One Year)                                 6.56%
                                                                                   2.30%
Contract Charge Ratio (Inception)                                6.56%
                                                                                   2.30%
Sheet Index                                                          4


Kornitzer Balanced

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 8.42%            8.42%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   1.000187         1.000182

Results
Arbitrary Premium
                                                              1,000.00         1,000.00





Non-Standard FV (M&E Only)
                                                              1,070.73         1,068.59
Non-Standard Annual Return                                       7.07%            6.86%
**Standard Before Surrender Chg
                                                              1,068.58         1,066.44
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,014.99         1,012.84
Standard Annualized Performance                                  1.50%            1.28%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 3.23%            3.23%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000053         1.000047

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,061.70         1,055.13
Non-Standard Annual Return                                       1.95%            1.74%
**Standard Before Surrender Chg
                                                              1,053.10         1,046.53
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,017.31         1,010.72
Standard Annualized Performance                                  0.55%            0.34%


Contract Charge Ratio (One Year)                                 6.14%
                                                                                   2.15%
Contract Charge Ratio (Inception)                                6.14%
                                                                                   2.15%
Sheet Index                                                          5


Berger IPT International

One Year Results

Additional Death Benefit                                     No              Yes





Annual Growth Rate (after Fund Management)                -10.18%          -10.18%
**'Calendar Days Since Deposit                              365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   0.999672         0.999666

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                                887.04           885.27
Non-Standard Annual Return                                     -11.30%          -11.47%
**Standard Before Surrender Chg
                                                                885.26           883.49
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                                830.57           828.79
Standard Annualized Performance                                -16.94%          -17.12%



Since Inception                                       11/24/1997       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 11.65%           11.65%
Calendar Days Since Inception                              1,133             1,133

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          3                3
**Days into Current Year                                            38               38
**Basic Surrender Charge                                            4%               4%
**Non-Standard Daily Factor                                   1.000268         1.000262
Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              1,354.28         1,345.89
Non-Standard Annual Return                                      10.26%           10.04%
**Standard Before Surrender Chg
                                                              1,347.15         1,338.77
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              1,312.54         1,304.12
Standard Annualized Performance                                  9.16%            8.93%







Contract Charge Ratio (One Year)                                 5.09%
                                                                                   1.78%
Contract Charge Ratio (Inception)                                5.09%
                                                                                   1.78%
Sheet Index                                                         10


Dreyfus Stock Index

One Year Results

Additional Death Benefit                                    No              Yes
Annual Growth Rate (after Fund Management)                -9.28%           -9.28%
**'Calendar Days Since Deposit                             365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                    1.25%            1.45%
**Whole Years Since Deposit                                         1                1
**Days into Current Year                                            0                0
**Basic Surrender Charge                                           6%               6%
**Non-Standard Daily Factor                                  0.999699         0.999693

Results
Arbitrary Premium
                                                             1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                               895.93           894.14
Non-Standard Annual Return                                    -10.41%          -10.59%
**Standard Before Surrender Chg
                                                               894.13           892.34
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                               839.50           837.69
Standard Annualized Performance                               -16.05%          -16.23%


Since Inception                                         09/27/1989    12/31/2000

Additional Death Benefit                                    No              Yes
Annual Growth Rate (after Fund Management)                16.97%           16.97%
Calendar Days Since Inception                             4,113            4,113

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                    1.25%            1.45%
**Whole Years Since Deposit                                        11               11
**Days into Current Year                                           98               98
**Basic Surrender Charge                                           0%               0%
**Non-Standard Daily Factor                                  1.000395         1.000390

Results





Arbitrary Premium
                                                             1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                             5,080.69         4,967.46
Non-Standard Annual Return                                     15.52%           15.29%
**Standard Before Surrender Chg
                                                             5,059.10         4,945.87
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                             5,059.10         4,945.87
Standard Annualized Performance                                15.47%           15.24%


Contract Charge Ratio (One Year)                                5.14%
                                                                                  1.80%
Contract Charge Ratio (Inception)                               5.14%
                                                                                  1.80%
Sheet Index                                                        13


Five Year Results
Additional Death Benefit                                   Yes               No
Annual Growth Rate (after Fund Management)                17.98%           17.98%
Calendar Days Since Inception                              1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                    1.25%            1.45%
**Whole Years Since Deposit                                         5                5
**Days into Current Year                                            0                0
**Basic Surrender Charge                                           2%               2%
**Non-Standard Daily Factor                                  1.000419         1.000413
Results
Arbitrary Premium
                                                             1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                             2,147.33         2,125.96
Non-Standard Annual Return                                     16.51%           16.28%
**Standard Before Surrender Chg
                                                             2,138.33         2,116.96
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                             2,122.61         2,101.20
Standard Annualized Performance                                16.24%           16.01%


Dreyfus Disciplined Stock

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               -9.14%           -9.14%





**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999703         0.999698

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              897.31           895.52
Non-Standard Annual Return                                   -10.27%          -10.45%
**Standard Before Surrender Chg
                                                              895.51           893.72
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              840.88           839.08
Standard Annualized Performance                              -15.91%          -16.09%



Since Inception                                     04/29/1996       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               17.60%           17.60%
Calendar Days Since Inception                            1,707            1,707

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        4                4
**Days into Current Year                                         247              247
**Basic Surrender Charge                                          3%               3%
**Non-Standard Daily Factor                                 1.000410         1.000405

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,013.20         1,994.45
Non-Standard Annual Return                                    16.14%           15.91%
**Standard Before Surrender Chg
                                                            2,004.18         1,985.44
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,980.20         1,961.40
Standard Annualized Performance                               15.73%           15.49%







Contract Charge Ratio (One Year)                               5.15%
                                                                                 1.80%
Contract Charge Ratio (Inception)                              5.15%
                                                                                 1.80%
Sheet Index                                                       14


Invesco High Yield

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)              -11.68%          -11.68%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999626         0.999620

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              872.23           870.49
Non-Standard Annual Return                                   -12.78%          -12.95%
**Standard Before Surrender Chg
                                                              870.48           868.73
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              815.70           813.95
Standard Annualized Performance                              -18.43%          -18.61%



Since Inception                                     05/24/1994       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               7.50%            7.50%
Calendar Days Since Inception                            2,413            2,413

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        6                6
**Days into Current Year                                         223              223
**Basic Surrender Charge                                          1%               1%
**Non-Standard Daily Factor                                 1.000164         1.000158






Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,485.08         1,465.58
Non-Standard Annual Return                                     6.16%            5.95%
**Standard Before Surrender Chg
                                                            1,472.82         1,453.31
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,464.29         1,444.77
Standard Annualized Performance                                5.94%            5.72%


Contract Charge Ratio (One Year)                               5.01%
                                                                                 1.75%
Contract Charge Ratio (Inception)                              5.01%
                                                                                 1.75%
Sheet Index                                                       15


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               6.00%            6.00%
Calendar Days Since Inception                             1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000125         1.000120

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,257.15         1,244.64
Non-Standard Annual Return                                     4.68%            4.47%
**Standard Before Surrender Chg
                                                            1,248.39         1,235.88
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,230.88         1,218.35
Standard Annualized Performance                                4.24%            4.03%


Invesco Equity Income

One Year Results






Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               4.87%            4.87%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 1.000096         1.000091

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,035.67         1,033.60
Non-Standard Annual Return                                     3.57%            3.36%
**Standard Before Surrender Chg
                                                            1,033.59         1,031.52
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              979.79           977.71
Standard Annualized Performance                               -2.02%           -2.23%



Since Inception                                     08/08/1994       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               17.78%           17.78%
Calendar Days Since Inception                            2,337            2,337

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        6                6
**Days into Current Year                                         147              147
**Basic Surrender Charge                                          1%               1%
**Non-Standard Daily Factor                                 1.000414         1.000409

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,632.05         2,598.56
Non-Standard Annual Return                                    16.32%           16.08%
**Standard Before Surrender Chg
                                                            2,617.49         2,583.99
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,610.10         2,576.58
Standard Annualized Performance                               16.16%           15.93%






Contract Charge Ratio (One Year)                               5.94%
                                                                                 2.08%
Contract Charge Ratio (Inception)                              5.94%
                                                                                 2.08%
Sheet Index                                                       16


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               16.83%           16.83%
Calendar Days Since Inception                             1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000392         1.000387

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,044.69         2,024.35
Non-Standard Annual Return                                    15.38%           15.15%
**Standard Before Surrender Chg
                                                            2,034.29         2,013.95
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,018.36         1,997.97
Standard Annualized Performance                               15.08%           14.85%


Lazard Small Cap

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               21.05%           21.05%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 1.000489         1.000484

Results





Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,195.46         1,193.07
Non-Standard Annual Return                                    19.55%           19.31%
**Standard Before Surrender Chg
                                                            1,193.06         1,190.67
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,140.22         1,137.82
Standard Annualized Performance                               14.02%           13.78%


Since Inception                                     11/02/1997       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               -6.33%           -6.33%
Calendar Days Since Inception                            1,155            1,155

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        3                3
**Days into Current Year                                          60               60
**Basic Surrender Charge                                          4%               4%
**Non-Standard Daily Factor                                 0.999787         0.999781

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              781.55           776.62
Non-Standard Annual Return                                    -7.49%           -7.68%
**Standard Before Surrender Chg
                                                              771.94           767.01
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              735.03           730.08
Standard Annualized Performance                               -9.27%           -9.46%


Contract Charge Ratio (One Year)                               6.86%
                                                                                 2.40%
Contract Charge Ratio (Inception)                              6.86%
                                                                                 2.40%
Sheet Index                                                       17


American Century Growth & Income

One Year Results






Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)              -10.62%          -10.62%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999658         0.999653

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              882.70           880.93
Non-Standard Annual Return                                   -11.73%          -11.91%
**Standard Before Surrender Chg
                                                              880.92           879.16
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              826.21           824.44
Standard Annualized Performance                              -17.38%          -17.56%



Since Inception                                     10/30/1997       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               12.28%           12.28%
Calendar Days Since Inception                            1,158            1,158

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        3                3
**Days into Current Year                                          63               63
**Basic Surrender Charge                                          4%               4%
**Non-Standard Daily Factor                                 1.000283         1.000278

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,387.93         1,379.15
Non-Standard Annual Return                                    10.89%           10.66%
**Standard Before Surrender Chg
                                                            1,380.83         1,372.05
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,346.36         1,337.54
Standard Annualized Performance                                9.83%            9.60%







Contract Charge Ratio (One Year)                               5.07%
                                                                                 1.77%
Contract Charge Ratio (Inception)                              5.07%
                                                                                 1.77%
Sheet Index                                                       11


American Century Value

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               18.14%           18.14%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 1.000423         1.000417

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,166.72         1,164.39
Non-Standard Annual Return                                    16.67%           16.44%
**Standard Before Surrender Chg
                                                            1,164.38         1,162.05
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,111.37         1,109.02
Standard Annualized Performance                               11.14%           10.90%



Since Inception                                     04/29/1996       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               12.59%           12.59%
Calendar Days Since Inception                            1,707            1,707

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        4                4
**Days into Current Year                                         247              247
**Basic Surrender Charge                                          3%               3%





**Non-Standard Daily Factor                                 1.000291         1.000285

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,642.33         1,627.04
Non-Standard Annual Return                                    11.19%           10.97%
**Standard Before Surrender Chg
                                                            1,630.61         1,615.32
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                            1,605.51         1,590.17
Standard Annualized Performance                               10.65%           10.43%


Contract Charge Ratio (One Year)                               6.70%
                                                                                 2.34%
Contract Charge Ratio (Inception)                              6.70%
                                                                                 2.34%
Sheet Index                                                       12


Fidelity Overseas

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)              -19.34%          -19.34%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999377         0.999372

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              796.58           794.99
Non-Standard Annual Return                                   -20.34%          -20.50%
**Standard Before Surrender Chg
                                                              794.98           793.39
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              739.75           738.15
Standard Annualized Performance                              -26.03%          -26.19%






Since Inception                                     01/28/1987       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               9.22%            9.22%
Calendar Days Since Inception                            5,086            5,086

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                       13               13
**Days into Current Year                                         341              341
**Basic Surrender Charge                                          0%               0%
**Non-Standard Daily Factor                                 1.000207         1.000202

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,871.22         2,792.30
Non-Standard Annual Return                                     7.86%            7.65%
**Standard Before Surrender Chg
                                                            2,848.82         2,769.90
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                            2,848.82         2,769.90
Standard Annualized Performance                                7.80%            7.59%


Contract Charge Ratio (One Year)                               4.57%
                                                                                 1.60%
Contract Charge Ratio (Inception)                              4.57%
                                                                                 1.60%
Sheet Index                                                       12


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               10.32%           10.32%
Calendar Days Since Inception                             1825             1825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000235         1.000229
Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,535.07         1,519.79





Non-Standard Annual Return                                     8.95%            8.73%
**Standard Before Surrender Chg
                                                            1,527.07         1,511.79
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,510.12         1,494.82
Standard Annualized Performance                                8.59%            8.37%


Fidelity Growth

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)              -11.21%          -11.21%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999640         0.999635

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              876.87           875.12
Non-Standard Annual Return                                   -12.31%          -12.49%
**Standard Before Surrender Chg
                                                              875.11           873.36
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              820.36           818.60
Standard Annualized Performance                              -17.96%          -18.14%



Since Inception                                     10/09/1986       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               19.98%           19.98%
Calendar Days Since Inception                            5,197            5,197

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                       14               14
**Days into Current Year                                          87               87
**Basic Surrender Charge                                          0%               0%
**Non-Standard Daily Factor                                 1.000465         1.000459





Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                           11,196.53        10,882.17
Non-Standard Annual Return                                    18.49%           18.25%
**Standard Before Surrender Chg
                                                           11,170.11        10,855.75
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                           11,170.11        10,855.75
Standard Annualized Performance                               18.47%           18.23%


Contract Charge Ratio (One Year)                               5.03%
                                                                                 1.76%
Contract Charge Ratio (Inception)                              5.03%
                                                                                 1.76%
Sheet Index                                                       12


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               19.19%           19.19%
Calendar Days Since Inception                             1825             1825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000447         1.000441

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,259.72         2,237.24
Non-Standard Annual Return                                    17.71%           17.47%
**Standard Before Surrender Chg
                                                            2,250.92         2,228.43
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,235.42         2,212.89
Standard Annualized Performance                               17.46%           17.22%


Fidelity Contrafund

One Year Results






Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               -6.83%           -6.83%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999772         0.999766

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              920.13           918.29
Non-Standard Annual Return                                    -7.99%           -8.17%
**Standard Before Surrender Chg
                                                              918.28           916.44
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              863.79           861.94
Standard Annualized Performance                              -13.62%          -13.81%



Since Inception                                     01/03/1995       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               21.14%           21.14%
Calendar Days Since Inception                            2,189            2,189

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                         364              364
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000491         1.000486

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,930.48         2,895.54
Non-Standard Annual Return                                    19.64%           19.40%
**Standard Before Surrender Chg
                                                            2,919.40         2,884.45
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                            2,905.23         2,870.22
Standard Annualized Performance                               19.46%           19.22%






Contract Charge Ratio (One Year)                               5.28%
                                                                                 1.85%
Contract Charge Ratio (Inception)                              5.28%
                                                                                 1.85%
Sheet Index                                                       12


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               17.72%           17.72%
Calendar Days Since Inception                             1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000413         1.000407

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,123.77         2,102.64
Non-Standard Annual Return                                    16.26%           16.03%
**Standard Before Surrender Chg
                                                            2,114.53         2,093.40
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,098.76         2,077.58
Standard Annualized Performance                               15.98%           15.75%


Alger Growth

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)              -14.77%          -14.77%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 0.999528         0.999523

Results





Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              841.71           840.03
Non-Standard Annual Return                                   -15.83%          -16.00%
**Standard Before Surrender Chg
                                                              840.02           838.34
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              785.06           783.37
Standard Annualized Performance                              -21.49%          -21.66%



Since Inception                                     01/09/1989       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               20.45%           20.45%
Calendar Days Since Inception                            4,374            4,374

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                       11               11
**Days into Current Year                                         359              359
**Basic Surrender Charge                                          0%               0%
**Non-Standard Daily Factor                                 1.000476         1.000470

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            8,003.82         7,814.26
Non-Standard Annual Return                                    18.95%           18.72%
**Standard Before Surrender Chg
                                                            7,983.53         7,793.98
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                            7,983.53         7,793.98
Standard Annualized Performance                               18.93%           18.69%


Contract Charge Ratio (One Year)                               4.83%
                                                                                 1.69%
Contract Charge Ratio (Inception)                              4.83%
                                                                                 1.69%
Sheet Index                                                       12


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               19.19%           19.19%





Calendar Days Since Inception                             1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000447         1.000441

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,259.72         2,237.24
Non-Standard Annual Return                                    17.71%           17.47%
**Standard Before Surrender Chg
                                                            2,251.27         2,228.78
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,235.77         2,213.24
Standard Annualized Performance                               17.46%           17.22%


Alger MidCap Growth

One Year Results

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               9.18%            9.18%
**'Calendar Days Since Deposit                            365              365

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        1                1
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          6%               6%
**Non-Standard Daily Factor                                 1.000206         1.000201

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            1,078.24         1,076.08
Non-Standard Annual Return                                     7.82%            7.61%
**Standard Before Surrender Chg
                                                            1,076.07         1,073.92
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            1,022.53         1,020.36
Standard Annualized Performance                                2.25%            2.04%








Since Inception                                     05/03/1993       12/31/2000

Additional Death Benefit                                   No              Yes
Annual Growth Rate (after Fund Management)               22.57%           22.57%
Calendar Days Since Inception                            2,799            2,799

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        7                7
**Days into Current Year                                         244              244
**Basic Surrender Charge                                          0%               0%
**Non-Standard Daily Factor                                 1.000523         1.000518

Results
Arbitrary Premium
                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            4,326.56         4,260.71
Non-Standard Annual Return                                    21.05%           20.81%
**Standard Before Surrender Chg
                                                            4,309.24         4,243.38
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                            4,309.24         4,243.38
Standard Annualized Performance                               20.98%           20.74%


Contract Charge Ratio (One Year)                               6.19%
                                                                                 2.17%
Contract Charge Ratio (Inception)                              6.19%
                                                                                 2.17%
Sheet Index                                                       12


Five Year Results
Additional Death Benefit                                  Yes               No
Annual Growth Rate (after Fund Management)               19.27%           19.27%
Calendar Days Since Inception                             1825             1825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                   1.25%            1.45%
**Whole Years Since Deposit                                        5                5
**Days into Current Year                                           0                0
**Basic Surrender Charge                                          2%               2%
**Non-Standard Daily Factor                                 1.000449         1.000443

Results
Arbitrary Premium





                                                            1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                            2,267.32         2,244.76
Non-Standard Annual Return                                    17.79%           17.55%
**Standard Before Surrender Chg
                                                            2,256.49         2,233.93
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                            2,241.00         2,218.39
Standard Annualized Performance                               17.51%           17.28%


Alger Leveraged

One Year Results

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                -24.83%          -24.83%
**'Calendar Days Since Deposit                              365              365
Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          1                1
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            6%               6%
**Non-Standard Daily Factor                                   0.999184         0.999179

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                                742.36           740.88
Non-Standard Annual Return                                     -25.76%          -25.91%
**Standard Before Surrender Chg
                                                                740.87           739.39
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                                685.32           683.82
Standard Annualized Performance                                -31.47%          -31.62%



Since Inception                                       01/25/1995       12/31/2000

Additional Death Benefit                                     No              Yes
Annual Growth Rate (after Fund Management)                 30.86%           30.86%
Calendar Days Since Inception                              2,167            2,167

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          5                5
**Days into Current Year                                           342              342





**Basic Surrender Charge                                            2%               2%
**Non-Standard Daily Factor                                   1.000703         1.000697

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              4,584.06         4,529.95
Non-Standard Annual Return                                      29.23%           28.98%
**Standard Before Surrender Chg
                                                              4,575.12         4,521.00
Standard CV (M&E, Contract Chg, Surr. Chg.)
                                                              4,564.27         4,510.05
Standard Annualized Performance                                 29.14%           28.88%

Contract Charge Ratio (One Year)                                 4.26%
                                                                                   1.49%
Contract Charge Ratio (Inception)                                4.26%
                                                                                   1.49%
Sheet Index                                                         12


Five Year Results
Additional Death Benefit                                    Yes               No
Annual Growth Rate (after Fund Management)                 23.15%           23.15%
Calendar Days Since Inception                               1,825             1,825

Dependent Variables
M&E Charge (no Contract Chg.; Daily, Simple)                     1.25%            1.45%
**Whole Years Since Deposit                                          5                5
**Days into Current Year                                             0                0
**Basic Surrender Charge                                            2%               2%
**Non-Standard Daily Factor                                   1.000536         1.000531

Results
Arbitrary Premium
                                                              1,000.00         1,000.00
Non-Standard FV (M&E Only)
                                                              2,660.90         2,634.42
Non-Standard Annual Return                                      21.62%           21.38%
**Standard Before Surrender Chg
                                                              2,653.44         2,626.96
Standard FV (M&E, Contract Chg, Surr. Chg.)
                                                              2,638.75         2,612.22
Standard Annualized Performance                                 21.42%           21.17%